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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2006 through March 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                                   -----------
                                      HIGH
                                     INCOME
                                     TRUST

                                     Annual
                                     Report

                                    3/31/07


                           [LOGO PIONEER
                                 Investments(R)]

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Schedule of Investments                                                      11

Financial Statements                                                         27

Financial Highlights                                                         30

Notes to Financial Statements                                                32

Report of Independent Registered Public Accounting Firm                      43

Results of Shareowner Meeting                                                44

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                      45

Trustees, Officers and Service Providers                                     50

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. These were particularly useful guides during the past year, as U.S. and global stock and bond markets grew strongly during this period.

The markets were supported by relatively low short-term interest rates and generally strong economies around the globe. The U.S. stock market, as measured by the Standard & Poor's 500 Index, gained approximately 10% over the 12 months ending March 31, 2007. European and emerging markets equities performed even better, with indexes in those regions rising more than 20% over the same period. The U.S. bond market, despite growing concerns about the health of the U.S. mortgage industry, gained roughly 7% over the past 12 months, as measured by the Lehman Aggregate Bond Index. The high yield market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned nearly 12%.

We believe that the climate for investors generally will continue to be positive. While still strong, the U.S. economy has slowed. This was due in part to the lagging effects of rising energy and commodity prices, rising short-term interest rates from historically low levels, and the effect of U.S. factories approaching full utilization.

We have enjoyed a cyclical recovery with strong economic growth, and the U.S. economy now appears to be slowing to a rate that may be more sustainable. The Federal Reserve Board has indicated a reduced likelihood of future rate hikes, and continues to highlight its commitment to keeping inflationary pressures contained. This is in keeping with "best practices" among the world's central banks: low and stable inflation is believed to be the best backdrop for stable economic growth and low average unemployment.

In Europe, healthy labor markets are supporting growing consumption and rising GDP growth. Inflationary pressures appear to be largely under control, helped by productivity gains and a positive operating environment for European companies that are finding strong export markets for their goods and services around the globe. Japanese economic growth continues to make progress, and the country has

Letter

become a more attractive market compared to recent years. China continues its rise as a world economic power, and its stock market has experienced the wide market swings that often accompany rapid growth.

While the outlook generally appears favorable for investors, sudden swings in the markets should be expected. Just as staying diversified and staying invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage shareowners to work closely with their financial advisor to find the appropriate mix of investments in stocks, bonds and money market assets so that it is aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury, President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/07
--------------------------------------------------------------------------------

Corporate high-yield bonds turned in solid performance for the 12-months period ended March 31, 2007, despite a rocky start in the spring of 2006 when investors worried about the impact of interest rate increases by the U.S. Federal Reserve ("Fed"). However, when the Fed left rates unchanged, beginning in August 2006, high-yield bonds outperformed other domestic fixed income sectors for the remainder of the period. The following is an interview with Andrew Feltus, who discusses the performance of Pioneer High Income Trust during the 12 months. Mr. Feltus is responsible for daily management of the Trust.

Q: How did Pioneer High Income Trust perform during the 12 months ended March 31, 2007?

A: The Trust performed well at net asset value and at market price. For the 12-month period, the Trust had a total return of 14.18% at net asset value, outdistancing the Merrill Lynch High Yield Master II Index, which rose 11.59%. At market price, the total return was 17.61% and the Trust was selling at a 7.3% premium to net asset value as of March 31, 2007. The Trust's 30-day SEC yield, based on its market price on March 31, 2007, was 10.57%.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q: What were the principal factors that contributed to the Trust's outperformance?

A: For most of the period, after the Fed decided to pause in its cycle of interest-rate hikes, we had a favorable backdrop for investing in high-income securities. Although the housing and automobile industries showed weakness, most parts of the economy kept growing. Yields of U.S. Treasury bonds remained relatively flat, while investors bid up the prices of high-yielding bonds, resulting in some tightening of the differences - or spreads - in yields of high-quality and lower-quality fixed-income securities. Security

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    selection was key to the Trust's outperformance over the 12 months. Over the period, we kept the Trust's duration - or sensitivity to interest-rate changes - relatively short. We focused primarily on domestic, high-yielding corporate bonds, and, as the period progressed, we upgraded overall credit by selling some of our lower-rated holdings. Our overweight position in CCC-rated bonds had helped performance in 2006, but we gradually reduced that position to be more consistent with the weighting of the Merrill Lynch benchmark index. As we pared back our CCC-rated holdings, we began to make investments in bank loans, typically floating-rate, which gave us more flexibility and higher quality. At the end of the fiscal year, our largest weighting continued to be in domestic high-yield corporates, which constituted 76% of Trust assets. This was an increase from the 65% weighting six months earlier, primarily because we reduced our exposure to emerging markets debt, which we believed to be fully priced. Our remaining emerging market allocation was about 10% of Trust assets at the end of the 12-month period. We also invested in foreign high-yield bonds from developed nations, such as Canada and Norway. By sectors, we overweighted cyclical companies, although we reduced our emphasis as the period progressed, paring back our emphasis on basic industries and airline stocks. We also overweighted bonds of energy companies, believing that demand would continue to be high, especially for oil services companies.

    At the end of the fiscal year, the Trust's average credit quality was B. On March 31, 2007, approximately 24% of Trust assets were leveraged. The
    Trust has the ability to use leverage and borrow up to 331/3% of assets at short-term rates to invest in high-yield bonds when we believe there is opportunity to add to performance. Our use of leverage contributed to performance during the 12-month period.

Q: What were some of the individual investments that influenced performance for the period?

A: Two airline-related municipal bonds enjoyed dramatic increases in their prices during the year, helping performance significantly. Bonds of Wayne County, Michigan, backed by revenues from Northwest Airlines, and of Charlotte, North Carolina, backed by U.S. Airways revenues, both gained more than 20% in value on improved prospects for the airlines. Securities issued by chemical

Pioneer High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/07                              (continued)
--------------------------------------------------------------------------------

    company Celanese appreciated by more than 10% in price. Bonds of two other, related chemical companies, Nell and Basell, had comparable results, as they tendered for their debt. Securities of Duane Reade, a New York-based drug and convenience store chain, generated a total return of more than 40% as management executed a successful turnaround strategy. We also had excellent results from our investment in bonds issued by FMG Financial, an Australian company launching a major iron-ore mining and shipping project in response to the strong growth in demand from China and other emerging markets.

    Several investments, however, were less successful. Although securities issued by Accellent had positive performance, they underperformed the overall market because of manufacturing problems in the production of the company's medical devices. Food processor Wornick's bonds produced weak results when the company stumbled in an attempt to move from the military to the more highly competitive consumer market. The election of a new president in the Republic of Ecuador, who was considered less friendly to free markets, led to an erosion in the value of Ecuadorian government bonds that we held.

Q:  What is your investment outlook?

A: We think the high-yield bond market continues to have the potential to continue to produce good returns, although they are not likely to outperform high-grade investments as substantially as they have in recent years. The yield advantages of high-yield bonds over high-grade securities have tightened, but high-yield default rates have remained low as the U.S. economy continues to expand. We believe fundamental analysis and individual security analysis will be critically important in achieving good investment results. We intend to continue to emphasize intensive company analysis in our security selection.

    We also remind investors that if short-term interest rates were to rise and add to the Trust's borrowing costs, our ability to sustain recent dividend levels would be diminished.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 331/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                        85.5%
Municipal Bonds                                 5.8%
Temporary Cash Investments                      4.4%
Sovereign Debt Obligations                      1.5%
Floating Rate Loan Interests                    1.2%
Municipal Collateralized Debt Obligations       0.5%
Convertible Bonds                               0.3%
Fixed Rate Loan Interests                       0.2%
Common Stocks                                   0.1%
Collateralized Mortgage Obligations             0.1%
Warrants                                        0.1%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 Year                                       13.1%
1-3 Years                                      20.4%
3-4 Years                                      18.8%
4-6 Years                                      40.0%
6-8 Years                                       4.3%
8+ Years                                        3.4%

The portfolio is actively managed, and current holdings may be different.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS 3/31/07
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share            3/31/07           3/31/06
                            $17.84            $16.80

Net Asset Value
per Common Share            3/31/07           3/31/06
                            $16.63            $16.13

                            Net
Distributions per           Investment        Short-Term           Long-Term
Common Share                Income            Capital Gains        Capital Gains
  (4/1/06 - 3/31/07)        $ 1.65            $      -             $0.085

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

    1.     Xerox Capital Trust I, 8.0%, 2/1/27                       2.05%
    2.     NCO Group, Inc., 11.875%, 11/15/14 (144A)                 1.61
    3.     Seabulk International, Inc., 9.5%, 8/15/13                1.47
    4.     GATX Financial Corp., 8.875%, 6/1/09                      1.45
    5.     Cricket Communications, Inc., 9.375%, 11/1/14 (144A)      1.24
    6.     Cia Brasileira de Bebida, 10.5%, 12/15/11                 1.20
    7.     Baytex Energy, Ltd., 9.625%, 7/15/10                      1.17
    8.     Eschelon Operating Co., 8.375%, 3/15/10                   1.17
    9.     Wimar Opco LLC, 9.625%, 12/15/14 (144A)                   1.16
   10.     Builders FirstSource, Inc., 9.61%, 2/15/12                1.06

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/07
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust, compared to that of the Merrill Lynch High Yield Master II Index.

                            Cumulative Total Returns
                             (As of March 31, 2007)

                                       Net Asset                     Market
Period                                Value (NAV)                     Price
Life-of-Trust
(4/26/02)                               99.58%                        104.52%
 1 Year                                 14.18                          17.61

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Merrill Lynch
                         High Yield Master II                Pioneer High
                                Index                         Equity Fund
                         ---------------------            ---------------------
4/02                            10000                           10000
                                10169                           10729
3/04                            12428                           13661
                                13291                           13930
3/06                            14252                           17391
3/07                            15903                           20453

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins April 30, 2002. The Merrill Lynch High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    COLLATERIZED MORTGAGE OBLIGATIONS - 0.1% of Net Assets
                                    Diversified Financials - 0.1%
        425,000       BB/Ba3        DB Master Finance LLC, 8.285%, 6/20/31 (144A)           $    434,703
                                                                                            ------------
                                    TOTAL COLLATERIZED MORTGAGE OBLIGATIONS
                                    (Cost $424,991)                                         $    434,703
                                                                                            ------------
                                    CORPORATE BONDS & NOTES - 117.3% of Net Assets
                                    Energy - 13.7%
                                    Oil & Gas Drilling - 2.8%
      4,400,000       NR/NR         DDI Holding AS, 9.3%, 1/19/12 (144A)                    $  4,598,000
      2,500,000       NR/NR         Norse Energy Corp. ASA, 6.5%, 7/14/11 (144A)               2,018,750
 NOK  3,000,000       NR/NR         Norse Energy Corp. ASA, 10.0%, 7/13/10                       490,244
 NOK 11,550,000       NR/NR         Petrojack AS, 11.0%, 4/19/10                               1,892,171
      3,500,000       NR/NR         Skeie Drilling & Production ASA, 11.25%, 3/8/13            3,508,750
                                                                                            ------------
                                                                                            $ 12,507,915
                                                                                            ------------
                                    Oil & Gas Equipment & Services - 1.8%
        600,000(a)    NR/NR         DP Producer AS, 11.348%, 12/5/11 (144A)                 $    609,000
      1,100,000       NR/NR         Nexus 1 Pte, Ltd., 10.5%, 3/7/12 (144A)                    1,111,000
      2,100,000(a)    CCC+/B3       Pipe Acquisition Finance Plc, 11.604%,
                                      12/15/10 (144A)                                          2,157,750
      2,380,000       NR/B1         SemGroup L.P., 8.75%, 11/15/15 (144A)                      2,415,700
      2,000,000       NR/NR         Sevan Marine ASA, 9.25%, 12/20/11 (144A)                   2,050,000
                                                                                            ------------
                                                                                            $  8,343,450
                                                                                            ------------
                                    Integrated Oil & Gas - 0.2%
        815,000       NR/B2         Tristan Oil, Ltd., 10.5%, 1/1/12 (144A)                 $    823,150
                                                                                            ------------
                                    Oil & Gas Exploration & Production - 7.7%
      6,584,000       B-/B3         Baytex Energy, Ltd., 9.625%, 7/15/10                    $  6,913,200
      2,910,000       B-/B3         Clayton William Energy, 7.75%, 8/1/13                      2,735,400
      5,000,000       B/B3          Energy Partners, Ltd., 8.75%, 8/1/10                       5,250,000
      1,250,000       B/B3          Hilcorp Energy I, LP, 9.0%, 6/1/16 (144A)                  1,325,000
      4,500,000       BBB-/Ba1      Methanex Corp., 8.75%, 8/15/12                             4,995,000
        500,000(a)    NR/NR         PetroProd, Ltd., 11.36%, 1/12/12                             508,750
      5,300,000       CCC+/Caa2     PetroQuest Energy, Inc., 10.375%, 5/15/12                  5,538,500
      3,135,000       B-/Caa2       Stone Energy Corp., 6.75%, 12/15/14                        2,931,225
      4,280,000(m)    B+/B2         VeraSun Energy Corp., 9.875%, 12/15/12                     4,461,900
                                                                                            ------------
                                                                                            $ 34,658,975
                                                                                            ------------
                                    Oil & Gas Refining & Marketing - 1.0%
      4,325,000       B-/B3         Aventine Renewable Energy Holdings, Inc.,
                                      10.0%, 4/1/17 (144A)                                  $  4,470,969
                                                                                            ------------


   The accompanying notes are an integral part of these financial statements. 11

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Oil & Gas Storage & Transportation - 0.2%
        820,000       B-/B3         Targa Resources, Inc., 8.5%, 11/1/13 (144A)             $    836,400
                                                                                            ------------
                                    Total Energy                                            $ 61,640,859
                                                                                            ------------
                                    Materials - 21.5%
                                    Commodity Chemicals - 3.4%
      4,635,000       B+/B1         ARCO Chemical Co., 9.8%, 2/1/20                         $  5,411,363
      2,210,000       B+/B1         Georgia Gulf Corp., 9.5%, 10/15/14 (144A)                  2,121,600
      2,650,000       B/B2          Georgia Gulf Corp., 10.75%, 10/15/16 (144A)                2,544,000
      5,000,000       B+/Ba3        Invista, 9.25%, 5/1/12 (144A)                              5,325,000
                                                                                            ------------
                                                                                            $ 15,401,963
                                                                                            ------------
                                    Diversified Chemicals - 4.7%
      3,200,000       B-/B2         Basell Finance Co., 8.1%, 3/15/27 (144A)                $  3,200,000
      6,060,000(b)    B/B2          Crystal U.S. Holdings, 0.0%, 10/1/14                       5,628,225
      3,000,000       B-/B3         Hexion U.S. Finance Corp./Hexion Nova Scotia
                                      Finance ULC, 9.75%, 11/15/14 (144A)                      3,146,250
      2,000,000       B-/B2         Ineos Group Holdings Plc., 8.5%, 2/15/16 (144A)            1,915,000
 EURO 1,190,000       B-/B2         Nell AF S.a.r.l., 8.375%, 8/15/15 (144A)                   1,712,774
 EURO 3,904,000       B-/B3         Rhodia SA, 9.25%, 6/1/11                                   5,482,635
                                                                                            ------------
                                                                                            $ 21,084,884
                                                                                            ------------
                                    Specialty Chemicals - 1.0%
        785,000       CCC+/Caa1     MacDermid, Inc., 9.5%, 4/15/07 (144A)                   $    804,625
      3,300,000       B+/B1         Tronox Worldwide LLC, 9.5%, 12/1/12                        3,498,000
                                                                                            ------------
                                                                                            $  4,302,625
                                                                                            ------------
                                    Construction Materials - 2.3%
      4,500,000       B-/B2         AGY Holding Corp., 11.0%, 11/15/14 (144A)               $  4,680,000
      1,500,000       CCC+/Caa1     Panolam Industries International, Inc., 10.75%,
                                      10/1/13 (144A)                                           1,612,500
      4,185,000       B-/B2         U.S. Concrete, Inc., 8.375%, 4/1/14                        4,247,775
                                                                                            ------------
                                                                                            $ 10,540,275
                                                                                            ------------
                                    Paper Packaging - 3.5%
      5,450,000       B-/B3         Exopack Holding Corp., 11.25%, 2/1/14                   $  5,831,500
      3,085,000(m)    CCC+/Caa1     Graham Packaging Co., L.P., 9.875%, 10/15/14               3,146,700
      5,540,000       B-/B3         Graphic Packaging International, Inc.,
                                      9.5%, 8/15/13                                            5,893,175
 EURO   710,000       B/B2          MDP Acquisitions Plc, 10.125%, 10/1/12                     1,014,819
                                                                                            ------------
                                                                                            $ 15,886,194
                                                                                            ------------


12 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Aluminum - 1.5%
      2,035,000       B-/Caa1       Aleris International, Inc., 10.0%, 12/15/16 (144A)      $  2,126,575
      1,200,000       BB-/B1        Asia Aluminum Holdings, Ltd., 8.0%,
                                      12/23/11 (144A)                                          1,201,500
      3,180,000       B-/Caa1       Indalex Holding Corp., 11.5%, 2/1/14                       3,291,300
                                                                                            ------------
                                                                                            $  6,619,375
                                                                                            ------------
                                    Diversified Metals & Mining - 3.3%
      3,300,000       B-/Caa1       American Rock Salt Co., LLC, 9.5%, 3/15/14              $  3,341,250
      3,000,000       BB-/Ba3       FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)             3,450,000
      4,600,000       BB+/Baa3      Freeport-McMoRan Copper & Gold, Inc.,
                                      10.125%, 2/1/10                                          4,841,500
      3,050,000       B-/B3         PNA Group, Inc., 10.75%, 9/1/16 (144A)                     3,278,750
                                                                                            ------------
                                                                                            $ 14,911,500
                                                                                            ------------
                                    Steel - 1.5%
      2,900,000       BB/Ba2        CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)          $  3,306,000
        630,000       BB/Ba2        CSN Islands IX Corp., 10.5%, 1/15/15 (144A)                  743,400
      2,485,000       B-/B3         Edgen Acquisition Corp., 9.875%, 2/1/11                    2,540,912
                                                                                            ------------
                                                                                            $  6,590,312
                                                                                            ------------
                                    Forest Products - 0.3%
      1,645,000       B-/B3         Mandra Forestry Holdings, Ltd., 12.0%,
                                      5/15/13 (144A)                                        $  1,513,400
                                                                                            ------------
                                    Total Materials                                         $ 96,850,528
                                                                                            ------------
                                    Capital Goods - 8.8%
                                    Building Products - 2.0%
      6,135,000(a)    B/B2          Builders FirstSource, Inc., 9.61%, 2/15/12              $  6,227,025
      2,500,000       B/B3          Industrias Unidas SA de CV, 11.5%,
                                      11/15/16 (144A)                                          2,668,750
                                                                                            ------------
                                                                                            $  8,895,775
                                                                                            ------------
                                    Electrical Components & Equipment - 0.7%
        660,000       B/B3          Baldor Electric Co., 8.625%, 2/15/17                    $    697,950
      2,270,000(c)    NR/B3         Caiua Servicos Electricidad SA, 11.125% (144A)             2,333,560
                                                                                            ------------
                                                                                            $  3,031,510
                                                                                            ------------
                                    Heavy Electrical Equipment - 2.0%
      4,790,000       CCC+/B2       Altra Industrial Motion, 9.0%, 12/1/11                  $  4,981,600
      3,975,000       B-/B3         Hawk Corp., 8.75%, 11/1/14                                 4,024,688
                                                                                            ------------
                                                                                            $  9,006,288
                                                                                            ------------


   The accompanying notes are an integral part of these financial statements. 13

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Construction & Farm Machinery & Heavy Truck - 3.8%
      2,900,000       B-/B3         Accuride Corp., 8.5%, 2/1/15                            $  2,921,750
      5,250,000       B+/B1         Commercial Vehicle Group, Inc., 8.0%, 7/1/13               5,302,500
      1,520,000       B/B2          Esco Corp., 8.625%, 12/15/13 (144A)                        1,611,200
      1,750,000       B+/B2         Greenbrier Companies, Inc., 8.375%, 5/15/15                1,776,250
      1,000,000(b)    CCC+/Caa2     Stanadyne Corp., 0.0%, 2/15/15                               770,000
      4,690,000       CCC+/Caa1     Stanadyne Corp., 10.0%, 8/15/14                            4,830,700
                                                                                            ------------
                                                                                            $ 17,212,400
                                                                                            ------------
                                    Industrial Machinery - 0.3%
      1,217,000       B+/B2         Manitowac Co., Inc., 10.5%, 8/1/12                      $  1,294,584
                                                                                            ------------
                                    Total Capital Goods                                     $ 39,440,557
                                                                                            ------------
                                    Commercial Services & Supplies - 7.1%
                                    Diversified Commercial & Professional Services - 3.6%
      3,500,000       CCC+/Caa1     Allied Security Escrow, 11.375%, 7/15/11                $  3,570,000
      1,050,000       B-/B3         Mobile Services Group, Inc., 9.75%,
                                      8/1/14 (144A)                                            1,110,375
      9,000,000       B-/Caa1       NCO Group, Inc., 11.875%, 11/15/14 (144A)                  9,483,750
      2,195,000       B-/B3         Park-Ohio Industries, Inc., 8.375%, 11/15/14               2,151,100
                                                                                            ------------
                                                                                            $ 16,315,225
                                                                                            ------------
                                    Environmental & Facilities Services - 3.5%
      4,088,000       B+/Ba3        Clean Harbors, Inc., 11.25%, 7/15/12                    $  4,548,149
      5,020,000       CCC+/B3       Hydrochem Industrial Services, Inc., 9.25%,
                                      2/15/13 (144A)                                           5,145,500
      5,800,000       CCC/Caa1      Waste Services, Inc., 9.5%, 4/15/14                        6,075,500
                                                                                            ------------
                                                                                            $ 15,769,149
                                                                                            ------------
                                    Total Commercial Services & Supplies                    $ 32,084,374
                                                                                            ------------
                                    Transportation - 5.1%
                                    Air Freight & Logistics - 0.5%
 EURO 1,545,000      CCC+/B3        CEVA Group Plc, 10.0%, 12/1/16 (144A)                   $  2,180,025
                                                                                            ------------
                                    Airlines - 0.7%
      1,019,764       CCC+/B3       American Airlines, Inc., 7.379%, 11/23/17               $  1,008,292
        887,677       B+/B1         Continental Airlines, Inc., Series B,
                                      8.499%, 11/1/12                                            907,650
      1,000,000(c)    NR/Ba2        GOL Finance, 8.75% (144A)                                    995,000
                                                                                            ------------
                                                                                            $  2,910,942
                                                                                            ------------


14 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Marine - 3.4%
      3,899,000(b)    CCC+/Caa1     H-Lines Finance Holding, 0.0%, 4/1/13                   $  3,704,050
      8,000,000       BBB-/Ba1      Seabulk International, Inc., 9.5%, 8/15/13                 8,640,000
      2,900,000       B-/B3         Trailer Bridge, Inc., 9.25%, 11/15/11                      2,987,000
                                                                                            ------------
                                                                                            $ 15,331,050
                                                                                            ------------
                                    Railroads - 0.5%
      2,250,000       B-/B3         Grupo Transportacion Ferroviaria Mexicana,
                                      SA de CV, 9.375%, 5/1/12                              $  2,418,750
                                                                                            ------------
                                    Total Transportation                                    $ 22,840,767
                                                                                            ------------
                                    Automobiles & Components - 1.6%
                                    Auto Parts & Equipment - 1.6%
      5,965,000(m)    CCC+/Caa1     Cooper-Standard Automotive, Inc.,
                                      8.375%, 12/15/14                                      $  4,995,687
      2,000,000       B-/B3         UGS Corp., 10.0%, 6/1/12                                   2,187,500
                                                                                            ------------
                                    Total Automobiles & Components                          $  7,183,187
                                                                                            ------------
                                    Consumer Durables & Apparel - 2.0%
                                    Homebuilding - 1.6%
      2,000,000       BB/Ba2        Meritage Homes Corp., 6.25%, 3/15/15                    $  1,805,000
      1,480,000(m)    CCC+/Caa2     Technical Olympic USA, Inc., 10.375%, 7/1/12               1,117,400
      1,100,000(m)    B-/Caa1       WCI Communities, Inc., 7.875%, 10/1/13                     1,056,000
        600,000       B/B3          William Lyon Homes, Inc., 7.5%, 2/15/14                      525,000
      3,200,000       B/B3          William Lyon Homes, Inc., 7.625%, 12/15/12                 2,848,000
                                                                                            ------------
                                                                                            $  7,351,400
                                                                                            ------------
                                    Housewares & Specialties - 0.4%
      1,650,000       CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17 (144A)         $  1,670,625
                                                                                            ------------
                                    Total Consumer Durables & Apparel                       $  9,022,025
                                                                                            ------------
                                    Consumer Services - 4.8%
                                    Casinos & Gaming - 4.4%
      1,000,000       B/B2          Buffalo Thunder Development Authority, 9.375%,
                                      12/15/14 (144A)                                       $  1,020,000
      1,675,000       B+/B1         Galaxy Entertainment Finance Co., Ltd., 9.875%,
                                      12/15/12 (144A)                                          1,829,937
      4,500,000       B/B2          Little Traverse Bay Bands of Odawa Indians,
                                      10.25%, 2/15/14 (144A)                                   4,635,000
      1,700,000       B/B3          Pokagon Gaming Authority, 10.375%,
                                      6/15/14 (144A)                                           1,874,250
      3,550,000(m)    B-/Caa1       Trump Entertainment Resorts, Inc., 8.5%, 6/1/15            3,585,500
      6,800,000       CCC+/B3       Wimar Opco LLC, 9.625%, 12/15/14 (144A)                    6,825,500
                                                                                            ------------
                                                                                            $ 19,770,187
                                                                                            ------------


   The accompanying notes are an integral part of these financial statements. 15

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Hotels, Resorts & Cruise Lines - 0.4%
      1,980,000(a)    B/B2          HRP Myrtle Beach Operations LLC, 10.12%,
                                      4/1/12 (144A)                                         $  1,989,900
                                                                                            ------------
                                    Total Consumer Services                                 $ 21,760,087
                                                                                            ------------
                                    Media - 5.9%
                                    Broadcasting & Cable Television - 2.9%
      2,170,000       BB-/B1        Cablemas SA de CV, 9.375%, 11/15/15 (144A)              $  2,430,400
      3,200,000       CCC-/Caa2     CCH I Holdings LLC, 11.0%, 10/1/15                         3,320,000
      1,500,000       CCC-/Caa2     CCH II Holdings LLC, 10.25%, 9/15/10                       1,580,625
 EURO 3,750,000       B-/B2         Kabel Deutschland GMBH, 10.75%, 7/1/14                     5,728,106
                                                                                            ------------
                                                                                            $ 13,059,131
                                                                                            ------------
                                    Movies & Entertainment - 0.7%
      3,000,000       B-/B3         LodgeNet Entertainment Corp., 9.5%, 6/15/13             $  3,278,355
                                                                                            ------------
                                    Publishing - 2.3%
      1,604,643(d)    CCC+/Caa1     AAC Group Holding Corp., 12.75%, 10/1/12                $  1,805,223
      4,835,000       B/B2          Sheridan Acquisition Corp., 10.25%, 8/15/11                5,058,619
      3,700,000(b)    B-/B3         Visant Holding Corp., 0.0%, 12/1/13                        3,422,500
                                                                                            ------------
                                                                                            $ 10,286,342
                                                                                            ------------
                                    Total Media                                             $ 26,623,828
                                                                                            ------------
                                    Retailing - 1.9%
                                    Distributors - 1.0%
      4,735,000       B-/B3         Intcomex, Inc., 11.75%, 1/15/11                         $  4,794,188
                                                                                            ------------
                                    Department Stores - 0.9%
      3,800,000       BBB-/Baa3     J.C. Penney Co., Inc., 8.125%, 4/1/27                   $  3,907,768
                                                                                            ------------
                                    Total Retailing                                         $  8,701,956
                                                                                            ------------
                                    Food & Staples Retailing - 1.4%
                                    Drug Retail - 0.7%
      3,350,000       CC/Caa3       Duane Reade, Inc., 9.75%, 8/1/11                        $  3,224,375
                                                                                            ------------
                                    Food Distributors - 0.7%
      3,380,000       CCC+/Ca       Wornick Co., 10.875%, 7/15/11                           $  3,003,975
                                                                                            ------------
                                    Total Food & Staples Retailing                          $  6,228,350
                                                                                            ------------
                                    Food, Beverage & Tobacco - 3.9%
                                    Brewers - 1.6%
      5,885,000       BBB/Baa1      Cia Brasileira de Bebida, 10.5%, 12/15/11               $  7,062,000
                                                                                            ------------
                                    Agricultural Products - 0.5%
      2,000,000(c)    BB/Ba2        Cosan SA Industria e Comercio, 8.25% (144A)             $  2,005,000
        500,000       B+/B1         Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)              521,250
                                                                                            ------------
                                                                                            $  2,526,250
                                                                                            ------------


16 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Packaged Foods & Meats - 1.5%
        775,000       B+/Ba3        Bertin, Ltd., 10.25%, 10/5/16 (144A)                    $    850,563
      2,410,000       B/NR          Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                2,440,125
      3,180,000       CCC/Caa1      Nutro Products, Inc., 10.75%, 4/15/14 (144A)               3,434,400
                                                                                            ------------
                                                                                            $  6,725,088
                                                                                            ------------
                                    Tobacco - 0.3%
      1,230,000       B/B2          Alliance One International, Inc., 8.5%,
                                      5/15/12 (144A)                                        $  1,239,947
                                                                                            ------------
                                    Total Food, Beverage & Tobacco                          $ 17,553,285
                                                                                            ------------
                                    Health Care Equipment & Services - 5.9%
                                    Health Care Equipment & Services - 0.7%
      2,875,000       B-/Caa2       Accellent, Inc., 10.5%, 12/1/13                         $  2,975,625
                                                                                            ------------
                                    Health Care Supplies - 0.6%
      2,900,000(a)    CCC+/B3       Medical Services Co., 12.86%, 10/15/11                  $  2,733,250
                                                                                            ------------
                                    Health Care Services - 1.5%
      2,160,000       B-/B3         AMR HoldCo/Emcare HoldCo, 10.0%, 2/15/15                $  2,376,000
      4,055,000       CCC+/B3       Rural/Metro Corp., 9.875%, 3/15/15                         4,313,506
                                                                                            ------------
                                                                                            $  6,689,506
                                                                                            ------------
                                    Health Care Facilities - 2.1%
      3,800,000       CCC+/Caa2     Hanger Orthopedic Group, Inc., 10.25%, 6/1/14           $  4,037,500
      2,555,000(d)    BB-/B2        HCA, Inc., 10.375%, 11/15/16 (144A)                        2,759,400
      2,130,000       B-/B3         Psychiatric Solutions, Inc., 7.75%, 7/15/15                2,161,950
        575,000       CCC+/B3       Sun Healthcare Group, Inc., 9.125%,
                                      4/15/15 (144A)                                             589,375
                                                                                            ------------
                                                                                            $  9,548,225
                                                                                            ------------
                                    Managed Health Care - 1.0%
      4,400,000       B-/Caa1       Multiplan, Inc., 10.375%, 4/15/16 (144A)                $  4,510,000
                                                                                            ------------
                                    Total Health Care Equipment & Services                  $ 26,456,606
                                                                                            ------------
                                    Pharmaceuticals & Biotechnology & Life Sciences - 2.9%
                                    Biotechnology - 0.7%
      3,500,000       B-/B3         Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14          $  3,228,750
                                                                                            ------------
                                    Pharmaceuticals - 2.2%
      2,000,000       B-/B2         Phibro Animal Health Corp., 10.0%,
                                      8/1/13 (144A)                                         $  2,130,000
      3,000,000       CCC+/Caa1     Phibro Animal Health Corp., 13.0%,
                                      8/1/14 (144A)                                            3,210,000
      4,317,000       B-/Caa1       Warner Chilcott Corp., 8.75%, 2/1/15                       4,500,473
                                                                                            ------------
                                                                                            $  9,840,473
                                                                                            ------------
                                    Total Pharmaceuticals & Biotechnology &
                                    Life Sciences                                           $ 13,069,223
                                                                                            ------------


   The accompanying notes are an integral part of these financial statements. 17

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Banks - 0.3%
                                    Diversified Banks - 0.3%
   1,500,000(a)(c)    NR/B1         ALB Finance BV, 9.375%                                  $  1,377,750
                                                                                            ------------
                                    Total Banks                                             $  1,377,750
                                                                                            ------------
                                    Diversified Financials - 6.0%
                                    Other Diversified Financial Services - 0.6%
     605,000          B-/Caa1       PGS Solutions, Inc., 9.625%, 2/15/15 (144A)             $    609,919
   1,870,000(a)       B-/Caa1       PNA Intermediate Holding Corp., 12.36%,
                                      2/15/13 (144A)                                           1,916,750
                                                                                            ------------
                                                                                            $  2,526,669
                                                                                            ------------
                                    Specialized Finance - 2.9%
   7,950,000          BBB+/Baa1     GATX Financial Corp., 8.875%, 6/1/09                    $  8,526,614
   4,615,000          CCC+/Caa1     Sally Holdings LLC, 10.5%, 11/15/16 (144A)                 4,741,913
                                                                                            ------------
                                                                                            $ 13,268,527
                                                                                            ------------
                                    Consumer Finance - 2.5%
   4,770,000          B-/Caa1       ACE Cash Express, Inc., 10.25%, 10/1/14 (144A)          $  4,913,100
   3,000,000          B/B1          Ford Motor Credit Co., 7.875%, 6/15/10                     3,011,157
   3,000,000(a)       B/B1          Ford Motor Credit Co., 9.81%, 4/15/12                      3,180,579
                                                                                            ------------
                                                                                            $ 11,104,836
                                                                                            ------------
                                    Total Diversified Financials                            $ 26,900,032
                                                                                            ------------
                                    Insurance - 2.5%
                                    Life & Health Insurance - 1.3%
   5,725,000          B/B2          Presidential Life Corp., 7.875%, 2/15/09                $  5,782,250
                                                                                            ------------
                                    Multi-Line Insurance - 1.2%
   5,300,000          BB+/Ba1       Allmerica Financial Corp., 7.625%, 10/15/25             $  5,691,893
                                                                                            ------------
                                    Total Insurance                                         $ 11,474,143
                                                                                            ------------
                                    Software & Services - 2.2%
                                    IT Consulting & Other Services - 1.0%
       4,450(e)       CCC+/B2       MSX International UK/MXS International Business
                                      Services FR/MXS International GmBH, 12.5%,
                                      4/1/12 (144A)                                         $  4,483,375
                                                                                            ------------
                                    Data Processing & Outsourced Services - 0.1%
     640,000          CCC+/Caa1     iPayment, Inc., 9.75%, 5/15/14                          $    656,000
                                                                                            ------------
                                    Application Software - 0.2%
     810,000          CCC+/Caa1     Open Solutions, Inc., 9.75%, 2/1/15 (144A)              $    834,300
                                                                                            ------------
                                    Computer Hardware - 0.9%
   3,750,000          B/B2          Compucom Systems, Inc., 12.0%,
                                      11/1/14 (144A)                                        $  4,003,125
                                                                                            ------------
                                    Total Software & Services                               $  9,976,800
                                                                                            ------------


18 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Technology Hardware & Equipment - 4.3%
                                    Communications Equipment - 1.2%
      5,000,000       B-/B1         Hughes Network Systems LLC/HNS Finance Corp.,
                                      9.5%, 4/15/14                                         $  5,262,500
                                                                                            ------------
                                    Computer Hardware - 0.4%
      1,870,000       CCC+/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16                  $  1,841,950
                                                                                            ------------
                                    Office Electronics - 2.7%
     11,830,000       B+/Ba1        Xerox Capital Trust I, 8.0%, 2/1/27                     $ 12,066,600
                                                                                            ------------
                                    Total Technology Hardware & Equipment                   $ 19,171,050
                                                                                            ------------
                                    Semiconductors & Semiconductor Equipment - 0.3%
                                    Semiconductors - 0.3%
      1,300,000(a)    B/B1          Freescale Semiconductor, Inc., 9.23%,
                                      12/15/14 (144A)                                       $  1,296,750
                                                                                            ------------
                                    Total Semiconductors &
                                    Semiconductor Equipment                                 $  1,296,750
                                                                                            ------------
                                    Telecommunication Services - 13.0%
                                    Integrated Telecommunication Services - 2.5%
      7,149,000       B-/B2         Eschelon Operating Co., 8.375%, 3/15/10                 $  6,907,721
      3,720,000       B-/B3         GC Impsat Holdings I Plc, 9.875%,
                                      2/15/17 (144A)                                           3,729,300
        691,000       NR/Baa3       Tele Norte Leste Participacoes SA,
                                      8.0%, 12/18/13                                             740,406
                                                                                            ------------
                                                                                            $ 11,377,427
                                                                                            ------------
                                    Wireless Telecommunication Services - 10.5%
      3,100,000       B-/B3         Broadview Networks Holdings, Inc., 11.375%,
                                      9/1/12 (144A)                                         $  3,317,000
      1,625,000       CCC+/Caa2     Cell C Property, Ltd., 11.0%, 7/1/15 (144A)                1,641,250
      2,855,000(a)    CCC+/Caa1     Cleveland Unlimited, Inc., 13.605%,
                                      12/15/10 (144A)                                          3,119,087
      6,900,000       CCC/Caa2      Cricket Communications, Inc., 9.375%,
                                      11/1/14 (144A)                                           7,314,000
      1,500,000       NR/B3         Digicel, Ltd., 9.25%, 9/1/12 (144A)                        1,582,500
      2,500,000(a)    CCC+/Caa1     Hellas Telecommunications Luxembourg II,
                                      11.115%, 1/15/15 (144A)                                  2,568,750
      3,900,000       B-/B3         Horizon PCS, Inc., 11.375%, 7/15/12                        4,319,250
      2,200,000(b)    B+/B1         Inmarsat Finance II Plc, 0.0%, 11/15/12                    2,079,000


 The accompanying notes are an integral part of these financial statements.  19

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Wireless Telecommunication Services - (continued)
      3,200,000(b)    B/B3          Intelsat Intermediate Holding Co., Ltd.,
                                      0.0%, 2/1/15                                          $  2,656,000
      5,150,000       NR/NR         Mobifon Holdings BV, 12.5%, 7/31/10                        5,574,875
      3,230,000       BB-/Ba3       Mobile Telesystems, 9.75%, 1/30/08 (144A)                  3,326,900
      3,000,000(a)    CCC/Caa2      Rural Cellular Corp., 11.11%, 11/1/12                      3,120,000
      3,200,000       B-/B3         Stratos Global Corp., 9.875%, 2/15/13                      3,416,000
      3,020,000       B/B2          True Move Co., Ltd., 10.75%, 12/16/13 (144A)               3,072,850
                                                                                            ------------
                                                                                            $ 47,107,462
                                                                                            ------------
                                    Total Telecommunication Services                        $ 58,484,889
                                                                                            ------------
                                    Utilities - 2.2%
                                    Electric Utilities - 1.8%
      2,000,000       BB-/Ba3       Aes Chivor SA ESP, 9.75%, 12/30/14 (144A)               $  2,250,000
      1,500,000       NR/NR         Mirant JPSCo. Finance, Ltd., 11.0%,
                                      7/6/16 (144A)                                            1,605,000
      4,436,159       NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                       4,491,611
                                                                                            ------------
                                                                                            $  8,346,611
                                                                                            ------------
                                    Multi-Utilities - 0.4%
      2,175,000(a)    NR/NR         Power Contract Financing III LLC, 0.681%,
                                      2/5/10 (144A)                                         $  1,745,437
                                                                                            ------------
                                    Total Utilities                                         $ 10,092,048
                                                                                            ------------
                                    TOTAL CORPORATE BONDS & NOTES
                                    (Cost $494,026,247)                                     $528,229,094
                                                                                            ------------
                                    CONVERTIBLE BONDS & NOTES - 0.4% of Net Assets
                                    Software & Services - 0.4%
                                    Systems Software - 0.4%
      1,400,000       NR/NR         Macrovision Corp., 2.625%, 8/15/11 (144A)               $  1,568,000
                                                                                            ------------
                                    TOTAL CONVERTIBLE BONDS & NOTES
                                    (Cost $1,400,000)                                       $  1,568,000
                                                                                            ------------


20 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                 Value
                                    MUNICIPAL BONDS - 8.0% of Net Assets
                                    Indiana - 2.0%
      1,650,000       BBB/Ba1       East Chicago Industrial Pollution Control Revenue,
                                      7.0%, 1/1/14                                          $  1,749,693
      3,000,000       BBB/Ba1       East Chicago Industrial Pollution Control Revenue,
                                      7.125%, 6/1/07                                           3,010,680
      4,250,000       BBB/Ba1       Indiana Development Finance Authority Revenue,
                                      5.75%, 10/1/11                                           4,410,905
                                                                                            ------------
                                                                                            $  9,171,278
                                                                                            ------------
                                    Michigan - 0.5%
      3,000,000(f)    NR/NR         Wayne Charter County, Special Airport Facilities
                                      Revenue, 6.75%, 12/1/15                               $  2,037,780
                                                                                            ------------
                                    New Jersey - 2.1%
      4,525,000       B/B3          New Jersey Economic Development Authority
                                      Revenue, 7.0%, 11/15/30                               $  4,846,727
      4,000,000       AAA/Aaa       Tobacco Settlement Financing Corp.,
                                      7.0%, 6/1/41                                             4,709,840
                                                                                            ------------
                                                                                            $  9,556,567
                                                                                            ------------
                                    New York - 0.9%
      3,475,000       BB-/Ba2       New York City Industrial Development Agency,
                                      British Airways Plc Proj., 7.625%, 12/1/32            $  3,884,425
                                                                                            ------------
                                    North Carolina - 1.6%
      4,800,000       NR/NR         Charlotte, Special Facilities Revenue, Charlotte/
                                      Douglas International Airport, 5.6%, 7/1/27           $  4,826,976
      2,000,000       NR/NR         Charlotte, Special Facilities Revenue, Charlotte/
                                      Douglas International Airport, 7.75%, 2/1/28             2,138,220
                                                                                            ------------
                                                                                            $  6,965,196
                                                                                            ------------
                                    Texas - 0.9%
      3,200,000(g)    AAA/Aa1       San Antonio, Texas, Electric & Gas, RIB, 7.174%,
                                      2/1/19 (144A)                                         $  4,218,048
                                                                                            ------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $28,057,094)                                      $ 35,833,294
                                                                                            ------------


  The accompanying notes are an integral part of these financial statements. 21

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                    (continued)
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    MUNICIPAL COLLATERALIZED DEBT OBLIGATION -
                                    0.7% of Net Assets
        3,300,000(h)  NR/NR         Non-Profit Preferred Funding Trust I,
                                      8.0%, 9/15/37                                         $  3,302,871
                                                                                            ------------
                                    TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                                    (Cost $3,293,400)                                       $  3,302,871
                                                                                            ------------
                                    SOVEREIGN DEBT OBLIGATIONS - 2.1% of Net Assets
                                    Brazil - 0.8%
ITL 4,800,000,000(b)  BB/Baa3       Banco Nacional de Desenvolimento Bndes,
                                      8.0%, 4/28/10                                         $  3,613,403
                                                                                            ------------
                                    Ecuador - 0.7%
        3,515,000(b)  CCC/Caa2      Federal Republic of Ecuador, 10.0%,
                                      8/15/30 (144A)                                        $  3,128,350
                                                                                            ------------
                                    Russia - 0.6%
        2,320,000(b)  BBB+/Baa2     Russia Government International Bond,
                                      5.0%, 3/31/30                                         $  2,632,968
                                                                                            ------------
                                    TOTAL SOVEREIGN DEBT OBLIGATIONS
                                    (Cost $6,126,059)                                       $  9,374,721
                                                                                            ------------
                                    FLOATING RATE LOAN INTERESTS - 1.7% of Net Assets (i)
                                    Energy - 0.2%
                                    Oil & Gas Exploration & Production - 0.2%
          710,000     B/B3          SandRidge Energy, Inc. (Riata), Unsecured Bridge
                                      Term Loan, 3.625%, 4/1/14                             $    721,094
                                                                                            ------------
                                    Total Energy                                            $    721,094
                                                                                            ------------
                                    Capital Goods - 0.5%
                                    Building Products - 0.4%
        2,000,000     CCC+/Caa1     Custom Building Products, Inc., Second Lien
                                      Term Loan, 10.36%, 4/20/12                            $  1,995,000
                                                                                            ------------
                                    Construction & Farm Machinery & Heavy Trucks - 0.1%
          500,000     B-/B3         Rental Service Corp., Second Lien Initial Term
                                      Loan, 8.85% - 8.86%, 12/2/13                          $    502,969
                                                                                            ------------
                                    Total Capital Goods                                     $  2,497,969
                                                                                            ------------
                                    Consumer Durables & Apparel - 0.3%
                                    Homebuilding - 0.3%
        1,300,000     BB/Ba3        LandSource Communities Development LLC,
                                      Second Lien Term Loan, 9.875%, 2/27/14                $  1,318,890
                                                                                            ------------
                                    Total Consumer Durables & Apparel                       $  1,318,890
                                                                                            ------------


22 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD($)                (unaudited)                                                                  Value
                                    Diversified Financials - 0.7%
                                    Other Diversified Financial Services - 0.7%
          500,000     B-/B2         J.G. Wentworth, Second Lien Term Loan,
                                      5.0%, 3/1/14                                          $    506,250
   EURO 1,951,638     NR/NR         Louis Topco, Ltd., Term Loan, 11.604%, 6/1/17              2,628,231
                                                                                            ------------
                                    Total Diversified Financials                            $  3,134,481
                                                                                            ------------
                                    TOTAL FLOATING RATE LOAN INTERESTS
                                    (Cost $7,502,543)                                       $  7,672,434
                                                                                            ------------
                                    FIXED RATE LOAN INTERESTS - 0.2% of Net Assets
                                    Energy - 0.2%
                                    Oil & Gas Exploration & Production - 0.2%
        1,070,000     B/B3          SandRidge Energy, Inc. (Riata), Unsecured Bridge
                                      Term Loan, 8.625%, 4/1/15                             $  1,088,725
                                                                                            ------------
                                    TOTAL FIXED RATE LOAN INTERESTS
                                    (Cost $1,070,000)                                       $  1,088,725
                                                                                            ------------
       Shares
                                    COMMON STOCKS - 0.1% of Net Assets
                                    Pharmaceuticals & Biotechnology &
                                    Life Sciences - 0.1%
                                    Pharmaceuticals - 0.1%
           17,818                   Teva Pharmaceutical Industries, Ltd. (A.D.R.)           $    666,928
                                                                                            ------------
                                    TOTAL COMMON STOCKS
                                    (Cost $752,276)                                         $    666,928
                                                                                            ------------
                                    WARRANTS - 0.1% of Net Assets (j)
                                    Energy - 0.1%
                                    Oil & Gas Drilling - 0.1%
        2,500,000                   Norse Energy Corp. ASA - CW11, Expires 7/14/11          $    532,429
                                                                                            ------------
                                    Total Energy                                            $    532,429
                                                                                            ------------
                                    Materials - 0.0%
                                    Forest Products - 0.0%
            1,645                   Mandra Forestry Holdings, Ltd. - CW13,
                                      Expires 5/15/13                                       $          -
                                                                                            ------------
                                    Total Materials                                         $          -
                                                                                            ------------


 The accompanying notes are an integral part of these financial statements.  23

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                                             Value
                                    Transportation - 0.0%
                                    Railroads - 0.0%
            4,525                   Atlantic Express Transportation Corp.,
                                      Expires 4/15/08                                      $       9,050
                                                                                           -------------
                                    Total Transportation                                   $       9,050
                                                                                           -------------
                                    TOTAL WARRANTS
                                    (Cost $523,408)                                        $     541,479
                                                                                           -------------
       Principal
        Amount
        USD($)
                                    TEMPORARY CASH INVESTMENTS - 6.0% of Net Assets
                                    Repurchase Agreement - 1.9%
        8,700,000                   JPMorgan Chase & Co., 5.05%, dated 3/30/07,
                                      repurchase price of $8,700,000 plus accrued
                                      interest on 4/2/07 collateralized by $8,976,000
                                      U.S. Treasury Notes, 3.375%, 12/15/08                $   8,700,000
                                                                                           -------------
        Shares
                                    Security Lending Collateral - 4.1%
       18,534,460                   Securities Lending Investment Fund, 5.262%             $  18,534,460
                                                                                           -------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $27,234,460)                                     $  27,234,460
                                                                                           -------------
                                    TOTAL INVESTMENTS IN SECURITIES - 136.7%
                                    (Cost $570,410,478) (k) (l)                            $ 615,946,709
                                                                                           -------------
                                    OTHER ASSETS AND LIABILITIES - (3.2)%                  $ (14,379,274)
                                                                                           -------------
                                    PREFERRED SHARES AT REDEMPTION VALUE,
                                    INCLUDING DIVIDENDS PAYABLE - (33.5)%                  $(151,123,078)
                                                                                           -------------
                                    NET ASSETS APPLICABLE TO COMMON
                                    SHAREOWNERS - 100.0%                                   $ 450,444,357
                                                                                           =============


24 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NR     Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2007, the value of these securities amounted to $204,011,332 or 45.3% of total net assets applicable to common shareowners.

(a)    Floating rate note. The rate shown is the rate at March 31, 2007.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2007.

(c)    Security is a perpetual bond and has no definite maturity date.

(d) Represents a pay-in-kind security which may pay interest in additional principal.

(e)    Security is priced as a unit.

(f)    Security is in default and is non-income producing.

(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The rate shown is the rate at March 31, 2007.

(h) The interest rate is subject to change periodically. The interest rate shown is the rate at March 31, 2007.

(i) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
       (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or
       (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at March 31, 2007.

(j)    Non-income producing.

(k) At March 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $570,791,565 was as follows:

         Aggregate gross unrealized gain for all investments in which there is
           an excess of value over tax cost                                       $46,875,672
         Aggregate gross unrealized loss for all investments in which there is
           an excess of tax cost over value                                        (1,720,528)
                                                                                  -----------
         Net unrealized gain                                                      $45,155,144
                                                                                  ===========

       For financial reporting purposes net unrealized gain was $45,536,231 and cost of investments aggregated $570,410,478.


  The accompanying notes are an integral part of these financial statements. 25

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------

(l) Distribution of investments by country of issue, as a percentage of total holdings, is as follows:

         United States              74.9%
         Norway                      3.9
         Mexico                      2.6
         Great Britain               2.4
         Canada                      2.2
         Brazil                      1.8
         Cayman Islands              1.4
         Australia                   1.4
         France                      1.2
         Luxembourg                  1.1
         Germany                     0.9
         Bermuda                     0.8
         Colombia                    0.7
         Romania                     0.7
         Russia                      0.7
         Ecuador                     0.5
         Thailand                    0.5
         Jamaica                     0.4
         India                       0.4
         South Africa                0.4
         Denmark                     0.4
         China                       0.3
         Netherlands                 0.2
         Singapore                   0.2
                                    ----
                                   100.0%
                                   =====

(m)    At March 31, 2007, the following securities were out on loan:

       Principal
          Amount     Description                                           Market Value
 $     5,905,350     Cooper-Standard Automotive, Inc., 8.375%, 12/15/14     $ 4,945,731
       3,054,150     Graham Packaging Co., L.P., 9.875%, 10/15/14             3,115,233
         722,700     Technical Olympic USA, Inc., 10.375%, 7/1/12               545,638
       3,514,500     Trump Entertainment Resorts, Inc., 8.5%, 6/1/15          3,549,645
       4,237,200     VeraSun Energy Corp., 9.875%, 12/15/12                   4,417,281
       1,089,000     WCI Communities, Inc., 7.875%, 10/1/13                   1,045,440
                                                                            -----------
                                                                            $17,618,968
                                                                            ===========

       Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.
       EURO     Euro
       ITL      Italian Lira
       NOK      Norwegian Krone

       (A.D.R.) American Depositary Receipt
       RIB      Residual Interest Bonds

       Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2007, aggregated $258,416,574 and $152,336,330, respectively.


26 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/07
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (including securities
    loaned of $17,618,968) (cost $570,410,478)                      $615,946,709
  Foreign currencies, at value (cost $10,621,954)                     10,637,140
  Receivables -
    Interest and foreign tax reclaim                                  13,270,237
    Reinvestment of distributions                                        243,560
  Other assets                                                            11,975
  Prepaid expenses                                                        30,305
                                                                    ------------
     Total assets                                                   $640,139,926
                                                                    ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                 $ 12,111,580
    Upon return of securities loaned                                  18,534,460
    Forward foreign currency portfolio hedge contracts - net           1,216,180
  Due to custodian                                                     6,349,764
  Due to affiliate                                                       315,083
  Accrued expenses                                                        45,424
                                                                    ------------
     Total liabilities                                              $ 38,572,491
                                                                    ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,040
    shares, including dividends payable of $123,078                 $151,123,078
                                                                    ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                   $386,187,515
  Undistributed net investment income                                 10,652,261
  Accumulated net realized gain on investments                         9,271,568
  Net unrealized gain on investments                                  45,536,231
  Net unrealized loss on forward foreign currency contracts
    and other assets and liabilities denominated in foreign
    currencies                                                        (1,203,218)
                                                                    ------------
     Net assets applicable to common shareowners                    $450,444,357
                                                                    ============
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
    Based on $450,444,357/27,093,609 common shares                  $      16.63
                                                                    ============


 The accompanying notes are an integral part of these financial statements. 27

Pioneer High Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/07

INVESTMENT INCOME:
  Interest                                               $54,966,529
  Dividends (net of foreign taxes withheld $267)               4,833
  Income from securities loaned, net                         179,193
                                                         -----------
    Total investment income                                                 $55,150,555
                                                                            -----------
EXPENSES:
  Management fees                                        $ 3,535,157
  Administrative reimbursements                              129,727
  Transfer agent fees and expenses                            59,038
  Auction agent fees                                         404,134
  Custodian fees                                              98,013
  Registration fees                                           24,361
  Professional fees                                          110,440
  Printing expense                                            20,742
  Trustees' fees                                              11,338
  Pricing fee                                                 18,027
  Miscellaneous                                               31,782
                                                         -----------
    Total expenses                                                          $ 4,442,759
     Less fees paid indirectly                                                      (54)
                                                                            -----------
    Net expenses                                                            $ 4,442,705
                                                                            -----------
     Net investment income                                                  $50,707,850
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
    Investments                                          $14,597,925
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies     1,685,982        $16,283,907
                                                         -----------        -----------
  Change in net unrealized gain (loss) from:
    Investments                                          $ 4,065,028
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies    (3,272,674)       $   792,354
                                                         -----------        -----------
     Net gain on investments and foreign currency
       transactions                                                         $17,076,261
                                                                            -----------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM:
  Net investment income                                  $(7,327,339)
  Net realized gains                                        (351,876)
                                                         -----------
    Total distributions                                                     $(7,679,215)
                                                                            -----------
    Net increase in net assets applicable to common
     shareowners resulting from operations                                  $60,104,896
                                                                            ===========


28 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 3/31/07 and 3/31/06

                                                              Year              Year
                                                             Ended             Ended
                                                            3/31/07           3/31/06
FROM OPERATIONS:
  Net investment income                                  $  50,707,850     $  50,500,053
  Net realized gain on investments and foreign
    currency transactions                                   16,283,907         3,761,733
  Change in net unrealized gain (loss) on investments
    and foreign currency transactions                          792,354        (3,712,016)
  Dividends and distributions to preferred
    shareowners from:
    Net investment income                                   (7,327,339)       (5,167,771)
    Net realized gains                                        (351,876)         (502,302)
                                                         -------------     -------------
     Net increase in net assets applicable to
       common shareowners resulting from
       operations                                        $  60,104,896     $  44,879,697
                                                         -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO
COMMON SHAREOWNERS:
  Net investment income
    ($1.65 and $1.65 per share, respectively)            $ (44,546,595)    $ (44,321,228)
  Net realized capital gains
    ($0.09 and $0.23 per share, respectively)               (2,298,583)       (6,166,115)
                                                         -------------     -------------
    Total distributions to common shareowners            $ (46,845,178)    $ (50,487,343)
                                                         -------------     -------------
FROM TRUST SHARE TRANSACTIONS:
  Reinvestment of distributions                          $   2,755,523     $   1,733,358
                                                         -------------     -------------
    Net increase in net assets applicable to
     common shareowners resulting from Trust
     share transactions                                  $   2,755,523     $   1,733,358
                                                         -------------     -------------
    Net increase (decrease) in net assets applicable
     to common shareowners                               $  16,015,241     $  (3,874,288)
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
  Beginning of year                                        434,429,116       438,303,404
                                                         -------------     -------------
  End of year                                            $ 450,444,357     $ 434,429,116
                                                         =============     =============
  Undistributed net investment income                    $  10,652,261     $   6,053,152
                                                         =============     =============


 The accompanying notes are an integral part of these financial statements.  29

Pioneer High Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year         Year          Year        Year      4/26/02 (b)
                                                                 Ended       Ended         Ended        Ended          to
                                                                3/31/07     3/31/06       3/31/05      3/31/04      3/31/03
Per Common Share Operating Performance
Net asset value, beginning of period                           $ 16.13     $ 16.34       $ 16.20      $ 13.43      $  14.33(c)
                                                               -------     -------       -------      -------      --------
Increase (decrease) from investment operations:(a)
 Net investment income                                         $  1.88     $  1.88       $  1.87      $  1.77      $   1.41
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   0.64        0.00(d)       0.15         2.73         (0.81)
 Dividends and distributions to preferred shareowners from:
  Net investment income                                          (0.27)      (0.19)        (0.10)       (0.06)        (0.04)
  Realized gains                                                 (0.01)      (0.02)         0.00(d)         -             -
                                                               -------     -------       -------      -------      --------
 Net increase from investment operations                       $  2.24     $  1.67       $  1.92      $  4.44      $   0.56
Dividends and distributions to common shareowners from:
 Net investment income                                           (1.65)      (1.65)        (1.65)       (1.65)        (1.38)
 Realized gains                                                  (0.09)      (0.23)        (0.13)           -             -
Capital charge with respect to issuance of:
 Common shares                                                       -           -             -            -         (0.03)
 Preferred shares                                                    -           -             -        (0.02)        (0.05)
                                                               -------     -------       -------      -------      --------
Net increase (decrease) in net asset value                     $  0.50     $ (0.21)      $  0.14         2.77      $  (0.90)
                                                               -------     -------       -------      -------      --------
Net asset value, end of period(e)                              $ 16.63     $ 16.13       $ 16.34      $ 16.20      $  13.43
                                                               =======     =======       =======      =======      ========
Market value, end of period(e)                                 $ 17.84     $ 16.80       $ 15.12      $ 16.57      $  14.49
                                                               -------     -------       -------      -------      --------
Total return(f)                                                  17.61%      24.84%         1.97%       27.33%         7.29%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                  1.01%       0.99%         1.00%        0.96%         0.87%(h)
 Net investment income before preferred share dividends          11.57%      11.68%        11.60%       11.64%        11.62%(h)
 Preferred share dividends                                        1.67%       1.19%         0.63%        0.39%         0.37%(h)
 Net investment income available to common shareowners            9.90%      10.49%        10.97%       11.25%        11.25%(h)
Portfolio turnover                                                  27%         20%           54%          66%           49%


30  The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                           Year          Year
                                                                          Ended         Ended
                                                                         3/31/07       3/31/06
Per Common Share Operating Performance (continued)
Net assets of common shareowners, end of period (in thousands)          $ 450,444     $ 434,429
Preferred shares outstanding (in thousands)                             $ 151,000     $ 151,000
Asset coverage per preferred share, end of period                       $  99,597     $  96,940
Average market value per preferred share                                $  25,000     $  25,000
Liquidation value, including dividends payable, per preferred share     $  25,020     $  25,015
Ratios to average net assets of common shareowners before
 reimbursement of organization expenses
 Net expenses(g)                                                             1.01%         0.99%
 Net investment income before preferred share dividends                     11.57%        11.68%
 Preferred share dividends                                                   1.67%         1.19%
 Net investment income available to common shareowners                       9.90%        10.49%

                                                                           Year          Year       4/26/02 (b)
                                                                          Ended         Ended            to
                                                                         3/31/05       3/31/04        3/31/03
Per Common Share Operating Performance (continued)
Net assets of common shareowners, end of period (in thousands)          $ 438,303     $ 433,556     $ 358,123
Preferred shares outstanding (in thousands)                             $ 151,000     $ 151,000     $ 101,000
Asset coverage per preferred share, end of period                       $  97,569     $  96,781     $ 113,647
Average market value per preferred share                                $  25,000     $  25,000     $  25,000
Liquidation value, including dividends payable, per preferred share     $  25,003     $  25,000     $  25,003
Ratios to average net assets of common shareowners before
 reimbursement of organization expenses
 Net expenses(g)                                                             1.00%         0.96%         0.88%(h)
 Net investment income before preferred share dividends                     11.60%        11.64%        11.61%(h)
 Preferred share dividends                                                   0.63%         0.39%         0.37%(h)
 Net investment income available to common shareowners                      10.97%        11.25%        11.24%(h)

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) The Trust common shares were first publicly offered on April 26, 2002.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d) Amount is less than $0.01 per common share.
(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h) Annualized.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


  The accompanying notes are an integral part of these financial statements.  31

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's Shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affect ing those industries or sectors. Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments will be concentrated in the high-yield securities, it will be subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. Senior Loans are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Senior Loans for which no reliable price quotes are available, such Senior Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

    Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchanges where they are traded. Securities or loans for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of March 31, 2007, the Trust had no fair valued securities. Temporary cash investments are valued at either amortized cost or net asset value.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07                                (continued)
--------------------------------------------------------------------------------

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At March 31, 2007, the Trust reclassified $5,765,193 to increase undistributed net investment income and to decrease net realized gain on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

    The tax character of current year distributions paid to common and preferred shareowners the years ended March 31, 2007 and March 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                2007                    2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                           $51,873,934             $50,434,525
  Net long-term capital gains                 2,650,459               5,722,891
                                            -----------             -----------
    Total taxable distribution              $54,524,393             $56,157,416
                                            ===========             ===========
--------------------------------------------------------------------------------

    The following shows components of distributable earnings on a federal income tax basis at March 31, 2007.

--------------------------------------------------------------------------------
                                                                        2007
--------------------------------------------------------------------------------
  Undistributed ordinary income                                     $12,689,853
  Long-term capital gain                                              7,928,680
  Dividends payable                                                    (123,078)
  Unrealized appreciation                                            43,761,387
                                                                    -----------
    Total                                                           $64,256,842
                                                                    ===========
--------------------------------------------------------------------------------

    The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on straddles and wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the difference

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07                                (continued)
--------------------------------------------------------------------------------

    between book and tax amortization methods for premiums and discounts on fixed income securities and the accrual of income on securities in default.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. Pioneer Investment Management, Inc., the Trust's investment adviser, is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Securities Lending

    The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Trust's custodian acting as the lending agent. When entering into a loan, the Trust receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Trust also continues to receive interest or payments in lieu of dividends on the securities loaned. Unrealized gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the securities lending arrangement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G.  Automatic Dividend Reinvestment Plan

    All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. ("UniCredito Italiano") manages the Trust's portfolio. Management fees payable under the

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07                                (continued)
--------------------------------------------------------------------------------

Trust's Advisory Agreement with PIM are calculated weekly at the annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" is the average weekly value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the year ended March 31, 2007, the net management fee was equivalent to 0.60% of the Trust's average weekly managed assets, which was equivalent to 0.81% of the Trust's average weekly net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2007, $315,083 was payable to PIM related to management costs, administrative costs and certain other services and is in included in "Due to affiliate" on the Statement of Assets and Liabilities.

PIM has retained Princeton Administrators, LLC to provide certain administrative services to the Trust on its behalf. PIM pays Princeton Administrators, LLC a monthly fee at an annual rate of 0.07% of the average weekly value of the Trust's managed assets, subject to a minimum monthly fee of $10,000. Princeton Administrators, LLC receives no compensation directly from the Trust.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the year ended March 31, 2007, the Trust expenses were reduced by $54 under such arrangement.

5. Forward Foreign Currency Contracts

During the year ended March 31, 2007, the Trust had entered into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the foreign currency. Alternatively, prior to the settlement date of contracts, the Trust may close out such contracts by entering into an offsetting hedge contract.

Open portfolio hedges at March 31, 2007 were as follows:

----------------------------------------------------------------------------------------------
                 Net
              Contracts                                                                Net
            to (Deliver)/      In Exchange      Settlement                         Unrealized
 Currency      Receive           For US$           Date          US$ Value         Gain (Loss)
----------------------------------------------------------------------------------------------
  EURO     (16,800,000)     $(21,230,160)      4/26/07       $(22,387,466)        $(1,157,306)
  EURO      16,800,000        21,836,304       4/26/07         22,387,466             551,162
  EURO     (16,800,000)      (21,851,088)      5/11/07        (22,401,502)           (550,414)
  EURO      (1,936,399)       (2,529,983)      8/3/07          (2,589,605)            (59,622)
                                                                                  -----------
    Total                                                                         $(1,216,180)
                                                                                  ===========
----------------------------------------------------------------------------------------------

As of March 31, 2007, the Trust had no outstanding forward currency settlement hedges.

6. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 27,093,609 common shares of beneficial interest outstanding at March 31, 2007 PIM owned 6,981 shares.

Transactions in common shares of beneficial interest for the years ended March 31, 2007 and March 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                               3/2007                  3/2006
--------------------------------------------------------------------------------
  Shares outstanding at
   beginning of year                         26,931,420              26,823,948
  Reinvestment of distributions                 162,189                 107,472
                                             ----------              ----------
  Shares outstanding at
   end of year                               27,093,609              26,931,420
                                             ==========              ==========
--------------------------------------------------------------------------------

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07                                (continued)
--------------------------------------------------------------------------------

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of March 31, 2007, there were 6,040 AMPS as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate, which is reset every seven days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate reset every 28 days based on the results of an auction. Dividend rates ranged from 3.65% to 5.37% during the year ended
March 31, 2007.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

7. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than September 28, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is currently evaluating the implications of SFAS 157 and its impact on the Trust's financial statement disclosures, if any, has not been determined.

8. Subsequent Events

Subsequent to March 31, 2007, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable April 30, 2007, to shareowners of record on April 16, 2007.

Subsequent to March 31, 2007, dividends declared and paid on preferred shares totaled $639,361 in aggregate for the three outstanding preferred share series through May 17, 2007.

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio is the responsibility of Andrew Feltus. Mr. Feltus is supported by the fixed income team. Members of this team

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07                                (continued)
--------------------------------------------------------------------------------

manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

IMPORTANT TAX INFORMATION (unaudited)

The Pioneer High Income Trust paid a long-term capital gain distribution of $0.085 per share to common shareowners of record on December 29, 2006.

Additionally, the following summarizes the per share long-term capital gain distributions paid to preferred shareowners during the year:

--------------------------------------------------------------------------------
                                                                    Long-Term
                                       Payable Date                Capital Gain
--------------------------------------------------------------------------------
  Series M                             12/5/2006                      $24.69
  Series M                            12/12/2006                      $24.79
  Series M                            12/19/2006                      $ 7.26
  Series W                            12/28/2006                      $61.06
  Series TH                            12/8/2006                      $21.39
  Series TH                           12/15/2006                      $17.74
  Series TH                           12/22/2006                      $17.83
--------------------------------------------------------------------------------

Pioneer High Income Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer High Income Trust:

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the "Trust"), including the schedule of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 15, 2007

Pioneer High Income Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING (unaudited)
--------------------------------------------------------------------------------

On September 21, 2006, Pioneer High Income Trust held its annual meeting of shareowners to elect Class I Trustees. All Class I Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class I Trustees.

--------------------------------------------------------------------------------
        Nominee                          Affirmative                   Withheld
--------------------------------------------------------------------------------
 Mary K. Bush                           25,367,675                    214,585
 Thomas J. Perna                        25,388,181                    194,079
 Marguerite A. Piret+                        3,894                          1
--------------------------------------------------------------------------------

+ Elected by Preferred Shares only

Pioneer High Income Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Trust's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Trust to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Trust and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Trust.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Trust and any officer of Pioneer Investment Management, Inc., the Trust's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Trust, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Trust and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Trust. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Trust, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the Trust invests, (iii) the procedures employed to determine the value of each of the Trust's assets, (iv) the Investment Adviser's management of the relationships with the Trust's unaffiliated service providers, (v) the record of compliance with the Trust's investment policies and restrictions

Pioneer High Income Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

and with the Trust's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (vi) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates (vii) analyses of the benefits and costs of the use of leverage through the issuance of the Trust's preferred shares and the sensitivity of such analysis to changes in interest rates and (viii) the discount or premium of the market price of the Trust's common stock relative to its net asset value and measures that are or could be taken to address any discount.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one and three year periods for the Trust and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Trust and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Trust, (7) administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the funds to third parties.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Trust's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a closed-end fund that is part of an established group of open and closed-end funds. The

Pioneer High Income Trust
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     Trustees also noted that the relationship of the market price relative to the Trust's net assets attributed to its common shares was comparable relative to other closed-end funds with similar investment approaches.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Trust's investment objective and regulatory requirements. The Trustees also reviewed the Trust's absolute investment performance based upon total return, as well as the Trust's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Merrill Lynch High Yield Master II Index. The Trust's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006 and in the first quintile of the peer group for the three years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Trust's common shares, before deduction of expenses, compared to the yield of the index. The Trustees, focusing on three-year total returns, concluded that the performance of the Trust was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Trust and the Trust's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Trust invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

Pioneer High Income Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Trust, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Trust well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Trust's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Trust's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Trust's expense ratio for the 12 months ended June 30, 2006 to be in the first quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Trust. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Trust's business. The Trustees considered the Investment

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer funds, including the financial results derived from the Trust, bear a reasonable relationship to the services rendered and are fair for the management of the Trust.

G. Economies of Scale. The Trustees considered whether the Trust has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Since the Trust is a closed-end fund and its size is relatively stable and at the level of assets that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Trust, other than under the Management Contract, for services provided by the Investment Adviser and affiliates. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the Trust business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Trust and the Pioneer funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Trust.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Trust's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Trust, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Trust and its shareholders. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer High Income Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser

Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent

Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent

American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar

Deutsche Bank Trust Company Americas

Sub-Administrator

Princeton Administrators, LLC

Trustees and Officers

The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Pioneer High Income Trust
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held       Length of Service
Name and Age                With the Trust       and Term of Office
John F. Cogan, Jr. (80)*    Chairman of the      Class II
                            Board, Trustee and   Trustee since
                            President            2002. Term
                                                 expires in 2007.
                                                 Elected by
                                                 Preferred
                                                 Shares only.











--------------------------------------------------------------------------------
Daniel K. Kingsbury (48)*   Trustee and          Class III
                            Executive Vice       Trustee since
                            President            2007. Term
                                                 expires in 2007.





--------------------------------------------------------------------------------

                                                                                     Other Directorships Held
Name and Age                Principal Occupation During Past Five Years              by this Trustee
John F. Cogan, Jr. (80)*    Deputy Chairman and a Director of Pioneer Global Asset   Director of ICI Mutual
                            Management S.p.A. ("PGAM"); Non-Executive Chairman       Insurance Company
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and
                            affiliated funds; Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director
                            of Nano-C, Inc. (since 2003); Director of Cole
                            Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer
                            Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP (counsel to
                            PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (48)*   Director, CEO and President of Pioneer Investment        None
                            Management USA Inc.; Pioneer Investment
                            Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since March 2007); Executive
                            Vice President of all of the Pioneer Funds (since
                            March 2007); Director of Pioneer Global Asset
                            Management S.p.A. (since March 2007); Head of New
                            Markets Division, Pioneer Global Asset Management
                            S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are an officer or director of the Trust's investment adviser and certain of its affiliates.

Pioneer High Income Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held   Length of Service
Name, Age and Address          With the Trust   and Term of Office
David R. Bock (63)             Trustee          Class II
3050 K Street NW,                               Trustee since
Washington, DC 20007                            2005. Term
                                                expires in 2007.





--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Class I
3509 Woodbine Street                            Trustee since
Chevy Chase, MD 20815                           2002. Term
                                                expires in 2009.













--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Class III
1001 Sherbrooke Street West,                    Trustee since
Montreal, Quebec, Canada                        2002. Term
H3A 1G5                                         expires in 2008.
--------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years               by this Trustee
David R. Bock (63)             Executive Vice President and Chief Financial Officer,     Director of The
3050 K Street NW,              I-trax, Inc. (publicly traded health care services        Enterprise Social
Washington, DC 20007           company) (2004 - present); Partner, Federal City          Investment Company
                               Capital Advisors (boutique merchant bank) (1997 to        (privately-held affordable
                               2004); and Executive Vice President and Chief Financial   housing finance
                               Officer, Pedestal Inc. (internet-based mortgage trading   company); and Director
                               company) (2000 - 2002)                                    of New York Mortgage
                                                                                         Trust (publicly traded
                                                                                         mortgage REIT)
--------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International, LLC (international         Director of Brady
3509 Woodbine Street           financial advisory firm)                                  Corporation (industrial
Chevy Chase, MD 20815                                                                    identification and
                                                                                         specialty coated
                                                                                         material products
                                                                                         manufacturer); Director
                                                                                         of Briggs & Stratton Co.
                                                                                         (engine manufacturer);
                                                                                         Director of UAL
                                                                                         Corporation (airline
                                                                                         holding company);
                                                                                         and Director of
                                                                                         Mantech International
                                                                                         Corporation (national
                                                                                         security, defense,
                                                                                         and intelligence
                                                                                         technology firm)
--------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, Vice-President and Corporate           None
1001 Sherbrooke Street West,   Secretary, The Winthrop Group, Inc. (consulting firm);
Montreal, Quebec, Canada       and Desautels Faculty of Management, McGill University
H3A 1G5
--------------------------------------------------------------------------------------------------------------------

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Positions Held   Length of Service
Name, Age and Address           With the Trust   and Term of Office
Thomas J. Perna (56)            Trustee          Class I
89 Robbins Avenue,                               Trustee since
Berkeley Heights, NJ 07922                       February 2006.
                                                 Term expires
                                                 in 2009.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee          Class I
200 State Street, 12th Floor,                    Trustee since
Boston, MA 02109                                 2002. Term
                                                 expires in 2009.
                                                 Elected by
                                                 Preferred
                                                 Shares only.
--------------------------------------------------------------------------------
Stephen K. West (78)            Trustee          Class II
125 Broad Street,                                Trustee since
New York, NY 10004                               2002. Term
                                                 expires in 2007.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee          Class III
One North Adgers Wharf,                          Trustee since
Charleston, SC 29401                             2002. Term
                                                 expires in 2008.
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive   Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and       Inc. (technology
Berkeley Heights, NJ 07922      securities services) (1986 - 2004)                        products for securities
                                                                                          lending industry)

-------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 02109                                                                          (closed-end investment
                                                                                          company)



-------------------------------------------------------------------------------------------------------------------
Stephen K. West (78)            Senior Counsel, Sullivan & Cromwell (law firm)            Director, The Swiss
125 Broad Street,                                                                         Helvetia Fund, Inc.
New York, NY 10004                                                                        (closed-end investment
                                                                                          company)
-------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private             None
One North Adgers Wharf,         investment firm)
Charleston, SC 29401

-------------------------------------------------------------------------------------------------------------------

Pioneer High Income Trust
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Trust        and Term of Office
Dorothy E. Bourassa (59)     Secretary             Since 2002. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2002. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Treasurer   Since 2002. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years               by this Officer
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal       None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since        None
                             July 2002; Vice President and Senior Counsel of BISYS
                             Fund Services, Inc. (April 2001 to June 2002); Senior
                             Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001), and
                             Assistant Secretary of all of the Pioneer Funds since
                             September 2003
----------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and   None
                             Assistant Secretary of all of the Pioneer Funds since
                             July 2006
----------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and     None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; and Assistant Treasurer
                             of all of the Pioneer Funds since November 2004
----------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Director of Fund Administration of Pioneer; and           None
                             Assistant Treasurer of all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Positions Held        Length of Service
Name and Age                  With the Trust        and Term of Office
Gary Sullivan (48)            Assistant Treasurer   Since 2002. Serves
                                                    at the discretion of
                                                    the Board

--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board







--------------------------------------------------------------------------------
Teri W. Anderholm (47)        Chief Compliance      Since January 2007.
                              Officer               Serves at the
                                                    discretion of the
                                                    Board



--------------------------------------------------------------------------------

                                                                                      Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years             by this Officer
Gary Sullivan (48)            Fund Accounting Manager - Fund Accounting,              None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds
                              since May 2002
--------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Fund Administration Manager - Fund Accounting,          None
                              Administration and Controllership Services since
                              June 2003; Assistant Vice President - Mutual Fund
                              Operations of State Street Corporation from June 2002
                              to June 2003 (formerly Deutsche Bank Asset
                              Management); Pioneer Fund Accounting, Administration
                              and Controllership Services (Fund Accounting
                              Manager from August 1999 to May 2002); and
                              Assistant Treasurer of all of the Pioneer Funds since
                              September 2003
--------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (47)        Chief Compliance Officer of Pioneer since               None
                              December 2006 and of all the Pioneer Funds since
                              January 2007; Vice President and Compliance Officer,
                              MFS Investment Management (August 2005 to
                              December 2006); Consultant, Fidelity Investments
                              (February 2005 to July 2005): Independent Consultant
                              (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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56

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

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

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60

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information                             1-800-710-0935

Or write to AST:

For                                             Write to
General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560
Website                                         www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $38,545 in 2007 and $23,920 in 2006.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trusts audit-related services totaled approximately $9,285 in 2007 and $8,500 in 2006, which were related to the issuance of agreed upon procedures report to the rating agencies.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,820 and $6,800 for 2007 and 2006, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Trust during the fiscal years ended March 31, 2007 and 2006.



(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trusts audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2007 and 2006, there were no services provided to an affiliate that required the Trusts audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $17,110 in 2007 and $15,300 in 2006.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.




      PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Andrew Feltus         Other Registered            6            $7,327,584,000           N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled                5             $741,806,000            N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts              2             $291,009,000            N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch High Yield Master II Index. As a result of this benchmark, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of March 31, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

--------------------------------------- ----------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Andrew Feltus                           C
--------------------------------------- ----------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 30, 2007

* Print the name and title of each signing officer under his or her signature.